Exhibit 99.1

AMSC Reports Second Quarter Fiscal 2015 Financial Results and Provides Business Outlook

Company to host conference call today at 10:00 am ET

Devens, MA – November 3, 2015 – AMSC (NASDAQ: AMSC), a global solutions provider serving wind and power grid industry leaders, today reported financial results for its second quarter of fiscal 2015 ended September 30, 2015.

Revenues for the second quarter of fiscal 2015 were $19.0 million, compared with $12.5 million for the same period of fiscal 2014. The year over year growth in revenues was provided by both operating segments, but particularly the Company’s Wind segment.

AMSC’s net loss for the second quarter of fiscal 2015 decreased to $7.7 million, or $0.57 per share, from $25.4 million, or $3.12 per share, for the same period of fiscal 2014. Prior year results included a one-time charge of $10.2 million for settlement of an arbitration award and $3.7 million in restructuring and impairment charges.

The Company’s non-GAAP net loss for the second quarter of fiscal 2015 was $8.7 million, or $0.64 per share, compared with a non-GAAP net loss of $11.8 million, or $1.45 per share, in the same period of fiscal 2014. Please refer to the financial table below for a reconciliation of GAAP to non-GAAP results.

Cash, cash equivalents, and restricted cash at September 30, 2015 totaled $36.6 million, compared with $42.6 million at June 30, 2015.

“In the second quarter of fiscal 2015, we increased revenue by more than 50% year-over-year as a result of strength in our wind business and we delivered significantly improved gross margin as compared to the same quarter a year ago,” said Daniel P. McGahn, President and CEO, AMSC. “During the quarter we completed the near term business objectives that we outlined at the beginning of the fiscal year, including receiving a large wind order, booking additional D-VAR orders, and identifying an additional U.S. utility to perform a deployment study of our Resilient Electric Grid system.”

Business Outlook

For the third quarter ending December 31, 2015, AMSC expects that its revenues will be in the range of $19 million to $22 million. The Company’s net loss for the third quarter of fiscal 2015 is expected to be less than $5.5 million, or $0.40 per share. Forecasted net loss in the third fiscal quarter includes a gain of $2.5 million expected to be realized from the Company’s sale of its minority equity interest in Blade Dynamics, which was sold in October 2015 to a subsidiary of General Electric Company. Excluding this and other unusual items, AMSC expects that its non-GAAP net loss (as defined below) for the third quarter of fiscal 2015 will be less than $8.5 million, or $0.62 per share.

AMSC Reports Q2FY15 Results	Page 2

Conference Call Reminder

In conjunction with this announcement, AMSC management will participate in a conference call with investors beginning at 10:00 a.m. Eastern Time today to discuss the Company’s financial results and business outlook, including an update on the Resilient Electric Grid system program. Those who wish to listen to the live or archived conference call webcast should visit the “Investors” section of the Company’s website at http://www.amsc.com/investors. The live call also can be accessed by dialing 785-424-1667 and using conference ID 9790948.

About AMSC (NASDAQ: AMSC)

AMSC generates the ideas, technologies and solutions that meet the world’s demand for smarter, cleaner … better energy™. Through its Windtec™ Solutions, AMSC provides wind turbine electronic controls and systems, designs and engineering services that reduce the cost of wind energy. Through its Gridtec™ Solutions, AMSC provides the engineering planning services and advanced grid systems that optimize network reliability, efficiency and performance. The Company’s solutions are now powering gigawatts of renewable energy globally and are enhancing the performance and reliability of power networks in more than a dozen countries. Founded in 1987, AMSC is headquartered near Boston, Massachusetts with operations in Asia, Australia, Europe and North America. For more information, please visit www.amsc.com.

AMSC, Windtec, Gridtec, and Smarter, Cleaner … Better Energy are trademarks or registered trademarks of American Superconductor Corporation. All other brand names, product names, trademarks or service marks belong to their respective holders.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any statements in this release about our expectations regarding anticipated financial results and a gain of $2.5 million to be realized from the Company’s sale of its minority equity interest in Blade Dynamics, and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent management’s current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. Such factors include: We have a history of operating losses, which may continue in the future. Our operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter; we have a history of negative operating cash flows, and we may require additional financing in the future, which may not be available to us; Our Term Loans include certain covenants and other events of default. Should we not comply with these covenants or incur an event of default, we may be required to repay our obligation in cash, which could have an adverse effect on our liquidity; We may be required to issue performance bonds or provide letters of credit, which restricts our ability to access any cash used as collateral for the bonds or letters of credit; Changes in exchange rates could adversely affect our results from operations; If we fail to maintain proper and effective internal controls over financial reporting, our ability to produce accurate and timely financial statements could be impaired and may lead investors and other users to lose confidence in our financial data; Our financial condition may have an adverse effect on our customer and supplier relationships; Our success in addressing the wind energy market is dependent on the manufacturers that license our designs; A significant portion of our revenues are derived from a single customer, Our success is dependent upon attracting and retaining qualified personnel and our inability to do so could significantly damage our business and prospects; We may not realize all of the sales expected from our backlog of orders and contracts; Our business and operations would be adversely impacted in the event of a failure or security breach of our information technology infrastructure; We may not be able to ramp up production at our newly leased manufacturing facility in Romania, and, if we are able to do so, we may have manufacturing quality issues, which would negatively affect our revenues and financial position; We rely upon third-party suppliers for the components and subassemblies of many of our Wind and Grid products, making us vulnerable to supply shortages and price fluctuations, which could harm our business; Many of our revenue opportunities are dependent upon subcontractors and other business collaborators; If we fail to

AMSC Reports Q2FY15 Results	Page 3

implement our business strategy successfully, our financial performance could be harmed; Problems with product quality or product performance may cause us to incur warranty expenses and may damage our market reputation and prevent us from achieving increased sales and market share; New regulations related to conflict-free minerals may force us to incur significant additional expenses; Our contracts with the U.S. government are subject to audit, modification or termination by the U.S. government and include certain other provisions in favor of the government. The continued funding of such contracts remains subject to annual congressional appropriation which, if not approved, could reduce our revenue and lower or eliminate our profit; Many of our customers outside of the United States, particularly in China, are, either directly or indirectly, related to governmental entities, and we could be adversely affected by violations of the United States Foreign Corrupt Practices Act and similar worldwide anti-bribery laws outside the United States; We have limited experience in marketing and selling our superconductor products and system-level solutions, and our failure to effectively market and sell our products and solutions could lower our revenue and cash flow; We may acquire additional complementary businesses or technologies, which may require us to incur substantial costs for which we may never realize the anticipated benefits; Our success depends upon the commercial use of high temperature superconductor (HTS) products, which is currently limited, and a widespread commercial market for our products may not develop; Growth of the wind energy market depends largely on the availability and size of government subsidies and economic incentives; We have operations in and depend on sales in emerging markets, including India and China, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of these countries. Changes in India’s or China’s political, social, regulatory and economic environment may affect our financial performance; Our products face intense competition, which could limit our ability to acquire or retain customers; Our international operations are subject to risks that we do not face in the United States, which could have an adverse effect on our operating results; Adverse changes in domestic and global economic conditions could adversely affect our operating results; We may be unable to adequately prevent disclosure of trade secrets and other proprietary information; Our patents may not provide meaningful protection for our technology, which could result in us losing some or all of our market position; There are a number of technological challenges that must be successfully addressed before our superconductor products can gain widespread commercial acceptance, and our inability to address such technological challenges could adversely affect our ability to acquire customers for our products; Third parties have or may acquire patents that cover the materials, processes and technologies we use or may use in the future to manufacture our Amperium products, and our success depends on our ability to license such patents or other proprietary rights; Our technology and products could infringe intellectual property rights of others, which may require costly litigation and, if we are not successful, could cause us to pay substantial damages and disrupt our business; We have filed a demand for arbitration and other lawsuits against our former largest customer, Sinovel, regarding amounts we contend are overdue. We cannot be certain as to the outcome of these proceedings; We have been named as a party in various legal proceedings, and we may be named in additional litigation, all of which will require significant management time and attention, result in significant legal expenses and may result in an unfavorable outcome, which could have a material adverse effect on our business, operating results and financial condition; and Our common stock has experienced, and may continue to experience, significant market price and volume fluctuations, which may prevent our stockholders from selling our common stock at a profit and could lead to costly litigation against us that could divert our management’s attention.

These and the important factors discussed under the caption “Risk Factors” in Part 1. Item 1A of our Form 10-K for the fiscal year ended March 31, 2015, and our other reports filed with the SEC, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

AMSC Reports Q2FY15 Results	Page 4

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three months ended		Six months ended
	September 30,		September 30,
	2015	2014	2015	2014
Revenues
Wind	$13,583	$7,462	$31,747	$15,113
Grid	5,421	4,993	10,980	9,038

Total Revenues	19,004	12,455	42,727	24,151
Cost of revenues	15,992	13,773	36,495	25,860

Gross profit (loss)	3,012	(1,318)	6,232	(1,709)

Operating expenses:
Research and development	3,003	3,078	6,165	6,198
Selling, general and administrative	6,773	8,046	14,308	15,984
Arbitration award expense	—	10,188	—	10,188
Restructuring and impairments	38	3,731	779	4,909
Amortization of acquisition related intangibles	39	39	78	79

Total operating expenses	9,853	25,082	21,330	37,358

Operating loss	(6,841)	(26,400)	(15,098)	(39,067)
Change in fair value of derivatives and warrants	701	795	1,501	760
Interest expense, net	(286)	(496)	(603)	(1,030)
Other (expense) income, net	(397)	740	(1,169)	588

Loss before income tax expense	(6,823)	(25,361)	(15,369)	(38,749)
Income tax expense	875	62	1,450	190

Net loss	$(7,698)	$(25,423)	$(16,819)	$(38,939)

Net loss per common share
Basic	$(0.57)	$(3.12)	$(1.31)	$(4.89)

Diluted	$(0.57)	$(3.12)	$(1.31)	$(4.89)

Weighted average number of common shares outstanding
Basic	13,595	8,147	12,808	7,959

Diluted	13,595	8,147	12,808	7,959

AMSC Reports Q2FY15 Results	Page 5

UNAUDITED CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 30,	March 31,
	2015	2015
ASSETS
Current assets:
Cash and cash equivalents	$32,572	$20,490
Accounts receivable, net	11,119	9,879
Inventory	16,150	20,596
Prepaid expenses and other current assets	8,263	10,764
Restricted cash	3,281	2,822

Total current assets	71,385	64,551

Property, plant and equipment, net	52,677	56,097
Intangibles, net	1,138	1,422
Restricted cash	795	1,236
Deferred tax assets	7,766	7,766
Other assets	499	2,753

Total assets	$134,260	$133,825

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$17,980	$21,615
Notes payable, current portion, net of discount of $136 as of September 30, 2015 and $244 as of March 31, 2015	3,864	3,756
Derivative liabilities	1,498	2,999
Deferred revenue	9,692	11,019
Deferred tax liabilities	7,843	7,843

Total current liabilities	40,877	47,232

Note Payable, net of current portion and discount of $191 as of September 30, 2015 and $290 as of March 31, 2015	1,976	3,877
Deferred revenue	3,404	2,756
Other liabilities	377	67

Total liabilities	46,634	53,932

Stockholders’ equity:
Common stock	141	96
Additional paid-in capital	1,010,220	985,921
Treasury stock	(881)	(771)
Accumulated other comprehensive income (loss)	10	(308)
Accumulated deficit	(921,864)	(905,045)

Total stockholders’ equity	87,626	79,893

Total liabilities and stockholders’ equity	$134,260	$133,825

AMSC Reports Q2FY15 Results	Page 6

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Six months ended September 30,
	2015	2014
Cash flows from operating activities:
Net loss	($16,819)	($38,939)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation and amortization	4,009	4,901
Stock-based compensation expense	1,834	3,099
Impairment of long lived assets	746	3,464
Provision for excess and obsolete inventory	829	1,285
Write-off prepaid taxes	511	—
Loss on minority interest investments	356	410
Change in fair value of derivatives and warrants	(1,501)	(760)
Non-cash interest expense	207	343
Other non-cash items	921	(860)
Changes in operating asset and liability accounts:
Accounts receivable	(1,196)	(2,264)
Inventory	3,478	(5,283)
Prepaid expenses and other current assets	2,957	(1,533)
Accounts payable and accrued expenses	(3,337)	4,154
Accrued arbitration liability	—	10,188
Deferred revenue	(762)	10,426

Net cash used in operating activities	(7,767)	(11,369)

Cash flows from investing activities:
Net cash (used in) provided by investing activities	(228)	2,264

Cash flows from financing activities:
Net cash provided by financing activities	20,202	844

Effect of exchange rate changes on cash and cash equivalents	(125)	(174)

Net increase/(decrease) in cash and cash equivalents	12,082	(8,435)
Cash and cash equivalents at beginning of year	20,490	43,114

Cash and cash equivalents at end of period	$32,572	$34,679

AMSC Reports Q2FY15 Results	Page 7

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)

(In thousands, except per share data)

	Three months ended		Six months ended
	September 30,		September 30,
	2015	2014	2015	2014
Net loss	($7,698)	($25,423)	($16,819)	($38,939)
Stock-based compensation	706	1,518	1,834	3,099
Arbitration award expense	—	10,188	—	10,188
Amortization of acquisition-related intangibles	39	39	78	79
Restructuring and impairment charges	38	3,731	779	4,909
Consumption of zero cost-basis inventory	(1,223)	(1,195)	(2,069)	(2,567)
Change of fair value of derivatives and warrants	(701)	(795)	(1,501)	(760)
Non-cash interest expense	96	154	207	343

Non-GAAP net loss	($8,743)	($11,783)	($17,491)	($23,648)

Non-GAAP loss per share	($0.64)	($1.45)	($1.37)	($2.97)

Weighted average shares outstanding	13,595	8,147	12,808	7,959

Reconciliation of Forecast GAAP Net Loss to Non-GAAP Net Loss

(In millions, except per share data)

Three months ending
Dec. 31, 2015
Net loss	($5.5)
Stock-based compensation	0.7
Gain on sale of investment in Blade Dynamics	(2.5)
Non-cash interest expense	0.1
Consumption of zero-cost inventory	(1.3)

Non-GAAP net loss	($8.5)

Non-GAAP net loss per share	($0.62)

Shares outstanding	13.8

Note: Non-GAAP net loss is defined by the Company as net loss before stock-based compensation; amortization of acquisition-related intangibles; restructuring and impairment charges; consumption of zero cost-basis inventory; non-cash interest expense; change in fair value of derivatives and warrants; and other unusual charges, net of any tax effects related to these items. The Company believes non-GAAP net loss assists management and investors in comparing the Company’s performance across reporting periods on a consistent basis by excluding these non-cash, non-recurring or other charges that it does not believe are indicative of its core operating performance. The Company also regards non-GAAP net loss as a useful measure of operating

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performance to complement operating loss, net loss and other GAAP financial performance measures. In addition, the Company uses non-GAAP net loss as a factor in evaluating management’s performance when determining incentive compensation and to evaluate the effectiveness of its business strategies.

Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures included in this release, however, should be considered in addition to, and not as a substitute for or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP to GAAP net loss is set forth in the table above.

AMSC Contact:

Brion D. Tanous

CleanTech IR, Inc.

Phone: 978-842-3247

Email: Brion.Tanous@amsc.com